SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported): March 30, 2004

                           ARIAD PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                      0-21696                    22-3106987
        --------                      -------                    ----------
 (State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
   of Incorporation)                                         Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400

ITEM 5.    OTHER EVENTS

           On March 30, 2004, the Registrant disseminated a Press Release announcing results of preclinical studies showing that its lead mTOR inhibitor, AP23573, augments the anti-cancer activity of widely used cytotoxic and new anti-cancer agents when given in combination. Included in the studies are the molecularly targeted drugs, imatinib (Gleevec(TM)), trastuzumab (Herceptin(R)) and an EGFR inhibitor, as well as the chemotherapy drugs, docetaxel, doxorubicin, cisplatin and topotecan.

           The information contained in the Press Release dated March 30, 2004, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1     The Registrant's Press Release dated March 30, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ARIAD PHARMACEUTICALS, INC.



                               By:    /s/ Edward M. Fitzgerald
                                      ------------------------
                                      Edward M. Fitzgerald
                                      Senior Vice President and
                                        Chief Financial Officer


Date:    March 30, 2004

                                  EXHIBIT INDEX
                                  -------------
Exhibit
Number    Description                                     Sequential Page Number
-------   -----------                                     ----------------------

99.1      The Registrant's Press Release dated March 30, 2004.          4


                                       3